--------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 27, 2006


                                  CWHEQ, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




           Delaware                            333-126790-11                     87-0698310
  ---------------------------------         ------------------------          -------------------
  (State or Other Jurisdiction                 (Commission                   (I.R.S. Employer
       of Incorporation)                       File Number)                  Identification No.)

      4500 Park Granada
     Calabasas, California                                                         91302
------------------------------------                                         ------------------
     (Address of Principal                                                       (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.
----       ------------

Description of the Mortgage Pool*

      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of February 27, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2006-A.


----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2005 and the Prospectus Supplement dated February 24, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-A.

      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                   Principal Balances for the Mortgage Loans

                                                           Percent of             Weighted     Weighted     Weighted       Weighted
                                 Aggregate                  Aggregate     Average  Average     Average       Average        Average
                                 Principal      Number of   Principal     Current    Gross     Remaining      Credit       Combined
                                 Balance        Mortgage      Balance   Principal Mortgage       Term         Bureau  Loan-to-Value
Range of Principal Balances ($)  Outstanding    Loans     Outstanding     Balance     Rate      months)    Risk Score         Ratio
-------------------------------- --------- ----------- --------------- ----------- -----------  ----------- ------------ -----------
       0.01 - 10,000.00........  $15,586,839    2,455         1.95%    $    6,349      8.000%      295.54       711         80.1%
  10,000.01 - 20,000.00........   61,290,748    4,013         7.66         15,273      8.430       296.28       706         83.8
  20,000.01 - 30,000.00........   77,003,338    3,072         9.63         25,066      8.469       297.60       708         86.1
  30,000.01 - 40,000.00........   60,251,862    1,715         7.53         35,132      8.876       298.86       702         87.0
  40,000.01 - 50,000.00........   57,927,706    1,267         7.24         45,720      8.854       298.23       702         86.1
  50,000.01 - 60,000.00........   53,766,620      972         6.72         55,315      8.908       298.01       704         88.8
  60,000.01 - 70,000.00........   53,104,511      816         6.64         65,079      9.190       297.14       704         90.5
  70,000.01 - 80,000.00........   44,209,098      586         5.53         75,442      9.128       296.30       701         88.7
  80,000.01 - 90,000.00........   31,936,864      375         3.99         85,165      9.159       296.72       707         90.1
  90,000.01 - 100,000.00.......   41,184,379      426         5.15         96,677      8.936       297.41       702         86.2
 100,000.01 - 125,000.00.......   55,277,984      493         6.91        112,126      9.445       297.75       704         90.1
 125,000.01 - 150,000.00.......   51,578,299      369         6.45        139,779      9.292       299.02       700         87.3
 150,000.01 - 175,000.00.......   34,141,726      210         4.27        162,580      8.845       299.26       712         86.8
 175,000.01 - 200,000.00.......   43,275,606      225         5.41        192,336      9.440       298.31       705         87.4
 200,000.01 - 225,000.00.......   12,244,293       57         1.53        214,812      8.867       296.49       714         88.1
 225,000.01 - 250,000.00.......   15,587,918       65         1.95        239,814      8.969       298.04       708         86.2
 250,000.01 - 275,000.00.......    6,841,655       26         0.86        263,141      9.516       297.85       708         87.6
 275,000.01 - 300,000.00.......    8,405,125       29         1.05        289,832      9.121       298.22       700         82.9
 300,000.01 - 325,000.00.......    5,309,456       17         0.66        312,321      8.953       298.29       695         91.3
 325,000.01 - 350,000.00.......    7,568,708       22         0.95        344,032      9.802       297.97       703         84.1
 350,000.01 - 375,000.00.......    3,594,091       10         0.45        359,409      6.868       299.11       733         82.5
 375,000.01 - 400,000.00.......    4,683,847       12         0.59        390,321      9.945       298.24       696         88.9
 400,000.01 - 425,000.00.......    3,698,041        9         0.46        410,893      9.140       298.45       687         85.8
 425,000.01 - 450,000.00.......    2,246,206        5         0.28        449,241      8.926       298.01       714         84.8
 450,000.01 - 475,000.00.......    2,315,969        5         0.29        463,194      9.150       298.78       683         84.0
 475,000.01 - 500,000.00.......    7,935,976       16         0.99        495,998      8.908       298.75       713         79.3
 500,000.01 - 525,000.00.......    1,006,045        2         0.13        503,022      7.500       298.50       735         72.7
 525,000.01 - 550,000.00.......    2,723,668        5         0.34        544,734      8.926       298.59       719         85.3
 550,000.01 - 575,000.00.......    1,144,000        2         0.14        572,000      9.067       298.00       682         83.1
 575,000.01 - 600,000.00.......    1,191,600        2         0.15        595,800      7.500       297.02       773         72.9
 600,000.01 - 625,000.00.......    1,815,000        3         0.23        605,000     10.063       297.68       675         82.0
 625,000.01 - 650,000.00.......    1,934,000        3         0.24        644,667     10.464       299.67       736         92.4
 650,000.01 - 675,000.00.......    2,637,600        4         0.33        659,400      8.329       299.25       705         84.6
 700,000.01 - 725,000.00.......    1,432,398        2         0.18        716,199     10.258       299.50       656         82.0
 725,000.01 - 750,000.00.......      736,000        1         0.09        736,000     11.130       299.00       701         90.0
 750,000.01 - 775,000.00.......      753,469        1         0.09        753,469     10.250       298.00       649         80.0
 775,000.01 - 800,000.00.......    1,600,000        2         0.20        800,000      8.750       299.00       701         86.0
 800,000.01 - 825,000.00.......      805,250        1         0.10        805,250      7.500       298.00       689         62.8
 850,000.01 - 875,000.00.......      865,000        1         0.11        865,000      3.990       299.00       694         68.1
 875,000.01 - 900,000.00.......      881,600        1         0.11        881,600      7.500       300.00       725         50.0
 900,000.01 - 925,000.00.......    1,827,842        2         0.23        913,921      7.730       298.49       692         66.9
 925,000.01 - 950,000.00.......      930,000        1         0.12        930,000      7.250       300.00       704         87.6
 975,000.01 - 1,000,000.00.....    3,978,972        4         0.50        994,743      8.067       296.30       714         71.3
  Greater than $1,000,000.00...    2,769,726        7         1.60      1,824,247      7.613       296.96       721         61.9
                                ------------  ---------  -----------
     Total..................... $799,999,034   17,311       100.00%
                                ============  =========  ===========


         As of the Cut-off Date, the average principal balance of the cut-off mortgage loans was approximately $46,213.
------------------------------------------------------------------------------

                     Loan Programs for the Mortgage Loans

                                                            Percent of                Weighted   Weighted    Weighted   Weighted
                                    Aggregate               Aggregate     Average     Average     Average     Average    Average
                                    Principal    Number of  Principal      Current     Gross     Remaining     Credit   Combined
                                    Balance      Mortgage   Balance      Principal   Mortgage     Term        Bureau  Loan-to-Value
  Description of Loan Programs      Outstanding  Loans      Outstanding     Balance      Rate     (months)   Risk Score  Ratio
--------------------------------   ------------- ----------- ---------- ----------- ----------- ---------- ---------- ---------
5 Year Draw, 5 Year Repay......  $      7,640           2         0.00%   $ 3,820       9.376%      91.36       776       88.5%
5 Year Draw, 10 Year Repay.....       291,976           4         0.04     72,994      10.049      176.98       720       92.5
10 Year Draw, 15 Year Repay....   783,474,451      16,929        97.93     46,280       8.923      297.35       705       86.3
10 Year Draw, 20 Year Repay....    12,599,781         295         1.57     42,711       8.513      358.48       710       91.8
15 Year Draw, 0 Year Repay.....     3,381,118          78         0.42     43,348       9.551      174.76       719       95.8
15 Year Draw, 10 Year Repay....       244,067           3         0.03     81,356       8.661      296.22       725       87.9
                                 ------------    ---------  -----------
     Total.....................  $799,999,034      17,311       100.00%
                                 ============    =========  ===========

                       Loan Rates for the Mortgage Loans

                                                            Percent of               Weighted     Weighted   Weighted    Weighted
                                     Aggregate               Aggregate    Average    Average      Average    Average     Average
                                     Principal  Number of    Principal    Current     Gross      Remaining   Credit      Combined
                                       Balance  Mortgage       Balance    Principal  Mortgage      Term      Bureau      Loan-to-
Range of Loan Rates (%)            Outstanding     Loans   Outstanding     Balance    Rate       (months)   Risk Score Value Ratio
--------------------------------  ------------ --------- --------------- ----------- ----------- ---------- ------------ --------
 3.501 - 4.000...............     $ 68,968,461      2,200       8.62%       $ 31,349    3.990%      299.65        705      79.7%
 5.001 - 5.500...............          114,949          6       0.01          19,158    5.376       294.61        759      84.2
 5.501 - 6.000...............       21,648,104        410       2.71          52,800    5.889       297.68        705      91.3
 6.001 - 6.500 ..............        8,550,474        167       1.07          51,200    6.293       299.19        707      93.7
 6.501 - 7.000...............       10,490,586        155       1.31          67,681    6.972       298.28        714      84.6
 7.001 - 7.500...............       87,617,848      1,734      10.95          50,529    7.418       297.87        720      80.9
 7.501 - 8.000...............       63,153,446      1,617       7.89          39,056    7.880       297.27        722      74.7
 8.001 - 8.500...............       60,862,614      1,184       7.61          51,404    8.370       299.60        710      83.0
 8.501 - 9.000...............       72,398,655      1,336       9.05          54,191    8.842       299.24        707      85.7
 9.001 - 9.500...............       77,772,619      1,870       9.72          41,590    9.337       296.32        705      87.2
 9.501 - 10.000..............       83,711,328      2,004      10.46          41,772    9.847       296.49        710      90.7
10.001 - 10.500..............       72,674,409      1,388       9.08          52,359   10.322       298.07        699      89.9
10.501 - 11.000..............       64,950,175      1,363       8.12          47,652   10.888       297.40        690      92.5
11.001 - 11.500..............       29,058,331        550       3.63          52,833   11.309       297.02        690      91.1
11.501 - 12.000..............       28,887,848        536       3.61          53,895   11.842       296.56        692      93.8
12.001 - 12.500..............       21,972,822        387       2.75          56,777   12.303       295.27        686      94.1
12.501 - 13.000..............       13,932,876        228       1.74          61,109   12.794       296.23        686      94.0
  Greater than 13.000........       13,233,487        176       1.65          75,190   13.674       297.39        670      95.0
                                  ------------    ---------  -----------
     Total...................     $799,999,034     17,311     100.00%
                                  ============    =========  ===========

        As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans was approximately 8.919%.

                 Months Remaining to Scheduled Maturity for the Mortgage Loans

                                                           Percent of                Weighted    Weighted    Weighted    Weighted
                                  Aggregate                Aggregate       Average    Average    Average    Average      Average
                                  Principal    Number of   Principal       Current      Gross    Remaining   Credit      Combined
  Range of Months Remaining to     Balance      Mortgage   Balance       Principal   Mortgage    Term      Bureau      Loan-to-Value
       Scheduled Maturity        Outstanding      Loans    Outstanding     Balance       Rate   (months)    Risk Score    Ratio
-----------------------------   --------------- ----------- ------------ ----------- -----------  ----------- ------------ ---------
  85 - 96....................    $  10,941          3         0.00%    $    3,647      9.338%       91.55       772         89.0%
109 - 120....................       74,000          1         0.01         74,000      9.250       111.00       734         89.9
157 - 168....................       31,674          2         0.00         15,837      8.290       167.42       703         88.5
169 - 180....................    3,564,118         78         0.45         45,694      9.610       176.41       719         95.7
193 - 204....................       16,996          2         0.00          8,498      7.500       196.29       743         68.2
205 - 216....................      151,263         13         0.02         11,636      8.377       209.95       738         90.4
217 - 228....................      328,702         26         0.04         12,642      9.417       222.39       727         82.8
229 - 240....................    1,225,236         56         0.15         21,879      9.769       235.65       704         85.9
241 - 252....................      198,562          9         0.02         22,062      8.389       248.48       745         88.5
253 - 264....................    1,116,250         44         0.14         25,369      8.394       259.51       728         88.7
265 - 276....................    3,743,105        190         0.47         19,701      8.341       271.13       732         85.0
277 - 288....................   23,151,357        578         2.89         40,054      9.936       283.71       711         89.1
289 - 300....................  753,787,049     16,014        94.22         47,071      8.894       298.12       704         86.2
349 - 360....................   12,599,781        295         1.57         42,711      8.513       358.48       710         91.8
                              ------------    ---------  -----------
     Total................... $799,999,034     17,311      100.00%
                              ============    =========  ===========

-------------------------------------------------------------------------------
         As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans was approximately 298.

         The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

             Combined Loan-to-Value Ratios for the Mortgage Loans

                                                             Percent of                Weighted    Weighted    Weighted   Weighted
                                   Aggregate                 Aggregate      Average    Average     Average     Average    Average
                                    Principal    Number of    Principal     Current    Gross       Remaining   Credit    Combined
 Range of Combined Loan-to-Value     Balance     Mortgage      Balance     Principal   Mortgage    Term        Bureau    Loan-to-
            Ratio (%)              Outstanding     Loans     Outstanding    Balance     Rate      (months)   Risk Score Value Ratio
--------------------------------  ----------- ----------- --------------- ----------- ----------- --------- ------------ -----------
 0.01 - 10.00................     $   23,904         2         0.00%     $  11,952       6.878%    297.57        707          9.3%
10.01 - 20.00................        288,349        13         0.04         22,181       7.501     311.13        708         16.6
20.01 - 30.00................      1,280,140        58         0.16         22,071       7.012     299.36        715         26.3
30.01 - 40.00................      3,544,340       136         0.44         26,061       7.224     296.79        710         35.4
40.01 - 50.00................     15,961,303       314         2.00         50,832       7.346     297.54        722         47.4
50.01 - 60.00................     21,623,190       558         2.70         38,751       7.360     297.58        705         55.7
60.01 - 70.00................     64,049,994     1,452         8.01         44,112       7.356     298.02        707         66.4
70.01 - 80.00................    106,482,097     2,400        13.31         44,368       7.956     297.66        699         77.4
80.01 - 90.00................    323,188,818     7,360        40.40         43,912       9.360     297.83        702         88.6
90.01 - 100.00...............    263,556,899     5,018        32.94         52,522       9.405     297.62        709         98.2
                                ------------   ---------  -----------
     Total...................   $799,999,034    17,311      100.00%
                                ============   =========  ===========

         As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans was approximately 86.41%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                Geographic Distribution for the Mortgage Loans

                                                            Percent of                Weighted    Weighted     Weighted  Weighted
                                   Aggregate                 Aggregate      Average    Average     Average     Average   Average
                                   Principal    Number of   Principal      Current      Gross    Remaining    Credit    Combined
                                     Balance    Mortgage      Balance    Principal   Mortgage       Term      Bureau    Loan-to-
              State              Outstanding    Loans     Outstanding      Balance       Rate     (months)   Risk Score Value Ratio
-----------------------------    ---------- ----------- --------------- ----------- -----------  ----------- --------   --------
Alabama.......................     $ 3,488,208        156         0.44%      $22,360       8.770%    296.40      702         89.5%
Alaska........................         924,005         23         0.12        40,174       7.659     310.74      691         88.3
Arizona.......................      32,381,189        849         4.05        38,140       8.504     297.90      711         85.9
Arkansas......................         105,998          4         0.01        26,500       9.055     297.49      760         91.8
California....................     373,635,649      4,546        46.70        82,190       9.334     297.09      704         86.6
Colorado......................      14,967,133        429         1.87        34,888       8.442     296.32      707         86.7
Connecticut...................       6,516,651        125         0.81        52,133       8.518     299.05      688         85.9
Delaware......................         836,064         38         0.10        22,002       8.774     308.88      690         88.8
District of Columbia..........         736,881         22         0.09        33,495       8.042     297.22      709         76.5
Florida.......................      72,108,260      1,769         9.01        40,762       9.125     297.45      704         85.5
Georgia.......................       9,499,926        307         1.19        30,944       8.527     298.30      708         90.5
Hawaii........................      11,886,368        199         1.49        59,730       8.773     299.12      715         79.4
Idaho.........................       5,514,794        194         0.69        28,427       8.706     297.00      706         86.7
Illinois......................      25,059,763        680         3.13        36,853       8.433     297.51      701         87.8
Indiana.......................       5,414,180        259         0.68        20,904       7.748     298.16      704         87.4
Iowa..........................       1,257,515         71         0.16        17,711       8.284     300.56      708         88.7
Kansas........................       2,295,256        123         0.29        18,661       8.708     299.32      706         90.5
Kentucky......................       2,956,975        106         0.37        27,896       7.706     298.95      721         84.5
Louisiana.....................       1,244,865         56         0.16        22,230       9.686     292.74      709         92.5
Maine.........................       1,298,785         64         0.16        20,294       8.350     298.42      700         83.1
Maryland......................      12,746,999        342         1.59        37,272       8.191     299.38      698         82.7
Massachusetts.................      10,657,040        288         1.33        37,004       8.065     299.21      710         83.8
Michigan......................      12,650,190        540         1.58        23,426       8.348     307.57      706         88.4
Minnesota.....................       7,440,032        276         0.93        26,957       8.463     296.89      704         87.0
Mississippi...................         703,798         27         0.09        26,067       9.175     301.08      696         93.3
Missouri......................       7,185,643        320         0.90        22,455       8.084     297.22      704         88.2
Montana.......................       1,997,626         73         0.25        27,365       7.545     297.16      710         83.7
North Carolina................       8,292,628        332         1.04        24,978       8.060     302.82      706         89.5
North Dakota..................         168,555          9         0.02        18,728       8.329     295.24      671         88.9
Nebraska......................         395,994         23         0.05        17,217       8.324     302.38      692         90.6
Nevada........................      28,339,476        636         3.54        44,559       9.161     296.40      711         88.3
New Hampshire.................       2,902,992        103         0.36        28,184       8.347     297.96      703         87.4
New Jersey....................      17,458,713        441         2.18        39,589       8.389     298.43      700         80.7
New Mexico....................       2,261,858        101         0.28        22,395       7.587     297.41      707         83.7
New York......................      14,938,889        378         1.87        39,521       8.514     298.99      697         82.5
Ohio..........................       8,903,455        409         1.11        21,769       8.384     300.30      707         90.6
Oklahoma......................       2,231,934        114         0.28        19,578       8.442     297.96      707         90.2
Oregon........................       7,594,996        235         0.95        32,319       8.290     297.56      706         87.5
Pennsylvania..................       9,828,230        474         1.23        20,735       8.275     298.22      704         86.7
Rhode Island..................       1,662,772         48         0.21        34,641       8.694     296.95      695         83.0
South Carolina................       5,623,448        187         0.70        30,072       8.259     299.68      705         84.5
South Dakota..................         204,334         14         0.03        14,595       6.913     296.06      690         92.0
Tennessee.....................       5,044,810        206         0.63        24,489       7.672     297.39      719         91.8
Texas.........................       3,655,420        123         0.46        29,719       9.375     293.73      718         91.5
Utah..........................       9,199,006        298         1.15        30,869       8.445     298.00      708         89.9
Vermont.......................         788,931         24         0.10        32,872       9.285     310.28      700         85.4
Virginia......................      15,408,953        403         1.93        38,236       8.253     299.68      703         84.6
Washington....................      22,211,325        535         2.78        41,516       8.422     297.41      711         87.7
West Virginia.................         779,970         40         0.10        19,499       7.783     301.05      711         89.4
Wisconsin.....................       6,026,607        264         0.75        22,828       8.310     296.71      707         85.6
Wyoming.......................         565,947         28         0.07        20,212       9.018     297.47      678         83.3
                                  ------------    ---------  -----------
     Total...................     $799,999,034     17,311       100.00%
                                  ============    =========  ===========

                     Credit Scores for the Mortgage Loans

                                                          Percent of                 Weighted     Weighted    Weighted   Weighted
                                  Aggregate                Aggregate      Average     Average     Average     Average    Average
                                  Principal     Number of  Principal      Current     Gross       Remaining   Credit     Combined
                                   Balance      Mortgage    Balance      Principal    Mortgage    Term        Bureau     Loan-to-
     Range of Credit Scores      Outstanding    Loans     Outstanding     Balance     Rate        (months)    Risk Score Value Ratio
------------------------------    ----------   ---------- ----------    ----------   ----------   ---------- ----------  ----------
821 - 840.....................  $   144,844          7         0.02%    $   20,692       8.026%      285.25      826       71.6%
801 - 820.....................    7,274,499        209         0.91         34,806       8.183       297.80      806       84.3
781 - 800.....................   30,900,680        819         3.86         37,730       8.359       297.61      789       85.3
761 - 780.....................   60,008,145      1,436         7.50         41,788       8.442       296.36      770       85.4
741 - 760.....................   82,366,440      1,764        10.30         46,693       8.422       297.19      750       85.7
721 - 740.....................  106,717,654      2,212        13.34         48,245       8.626       297.55      730       87.0
701 - 720.....................  122,527,797      2,640        15.32         46,412       8.798       298.07      710       88.0
681 - 700.....................  134,664,563      2,741        16.83         49,130       9.161       297.99      690       87.8
661 - 680.....................  123,913,718      2,586        15.49         47,917       9.291       298.30      671       86.3
641 - 660.....................   79,888,303      1,686         9.99         47,383       9.403       297.96      651       84.9
621 - 640.....................   48,440,361      1,137         6.06         42,604       9.332       297.80      632       83.6
601 - 620.....................    3,053,914         71         0.38         43,013       9.299       296.63      618       84.7
561 - 580.....................       72,250          1         0.01         72,250      12.250       298.00      580      100.0
Less than or Eaual to 560.....       25,868          2         0.00         12,934      10.734       219.81      532       90.0
     Total.................... --------------  ----------  ------------
                               $799,999,034     17,311       100.00%
                               ==============  ==========  ============

         As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans was approximately 705.

                     Property Type for the Mortgage Loans

                                                              Percent of               Weighted    Weighted    Weighted  Weighted
                                 Aggregate                    Aggregate     Average    Average     Average     Average    Average
                                 Principal       Number of    Principal     Current    Gross       Remaining   Credit     Combined
                                 Balance         Mortgage      Balance     Principal   Mortgage    Term        Bureau     Loan-to-
       Property Type             Outstanding     Loans        Outstanding   Balance    Rate        (months)   Risk Score Value Ratio
------------------------------   ----------     ----------   ----------    ----------  ----------  ---------- ---------  ----------
Single Family Residence.......  $ 490,880,030     11,272        61.36%    $   43,549      8.784%      297.97       703       85.3%
Planned Unit Development (PUD)    175,598,128      3,118        21.95         56,318      8.843       297.19       708       87.7
Low-Rise Condominium..........     86,515,639      2,196        10.81         39,397      9.345       297.43       711       90.1
2-4 Units.....................     37,345,389        554         4.67         67,410      9.962       298.01       705       86.8
High-Rise Condominium.........      9,656,547        170         1.21         56,803      9.328       298.05       705       85.0
Manufactured Housing (1)......          3,300          1         0.00          3,300      7.500       290.00       789       33.3
                                  ------------    ---------  -----------
     Total...................    $799,999,034     17,311       100.00%
                                  ============    =========  ===========

--------------------
(1) Treated as real property.

                     Gross Margins for the Mortgage Loans

                                                            Percent of                Weighted    Weighted    Weighted   Weighted
                                 Aggregate                  Aggregate     Average     Average     Average     Average    Average
                                 Principal    Number of     Principal     Current     Gross       Remaining    Credit    Combined
                                 Balance       Mortgage     Balance      Principal    Mortgage    Term        Bureau     Loan-to-
Range of Gross Margins (%)       Outstanding      Loans     Outstanding   Balance     Rate        (months)   Risk Score  Value Ratio
------------------------------   ----------   ----------    ----------    ----------  ----------  ---------- ---------   ----------
Less than  or equal to 0.000..  $  93,623,698      1,671        11.70%    $ 56,029       6.712%      297.83     727         76.1%
0.001 - 0.250.................     24,424,362        660         3.05       37,007       6.976       299.46     713         71.7
0.251 - 0.500.................     58,984,749      1,560         7.37       37,811       7.024       297.07     724         76.7
0.501 - 0.750.................     22,359,493        429         2.79       52,120       7.745       300.19     714         77.9
0.751 - 1.000.................     49,767,234        934         6.22       53,284       8.128       299.17     709         85.9
1.001 - 1.250.................     40,018,645        947         5.00       42,258       7.910       299.01     694         81.4
1.251 - 1.500.................     39,290,100        666         4.91       58,994       8.582       299.26     717         90.4
1.501 - 1.750.................     36,757,518        700         4.59       52,511       8.927       298.45     692         82.7
1.751 - 2.000.................     54,597,821      1,577         6.82       34,621       8.889       295.66     714         89.6
2.001 - 2.250.................     38,175,467        996         4.77       38,329       8.934       296.79     704         88.9
2.251 - 2.500.................     57,667,105      1,471         7.21       39,203       9.242       296.86     715         92.6
2.501 - 2.750.................     44,493,876        810         5.56       54,931       9.830       298.30     699         89.1
2.751 - 3.000.................     40,304,092        911         5.04       44,242       9.534       298.22     692         90.9
3.001 - 3.250.................     19,037,116        341         2.38       55,827      10.185       296.51     701         91.2
3.251 - 3.500.................     55,945,824      1,337         6.99       41,844      10.129       298.05     686         93.7
3.501 - 3.750.................     19,427,364        390         2.43       49,814      10.494       298.10     692         91.6
3.751 - 4.000.................     15,906,448        286         1.99       55,617      10.906       296.60     683         91.2
4.001 - 4.250.................     13,248,169        267         1.66       49,619      11.288       297.61     696         91.7
4.251 - 4.500.................     17,823,212        325         2.23       54,841      11.477       296.08     687         94.7
4.501 - 4.750.................     17,589,861        410         2.20       42,902      10.780       295.85     675         94.2
4.751 - 5.000.................      7,765,137        107         0.97       72,571      12.194       295.54     690         94.0
5.001 - 5.250.................     11,151,907        166         1.39       67,180      11.419       297.31     686         94.6
5.251 - 5.500.................      6,148,751        130         0.77       47,298      12.259       296.11     690         95.1
5.501 - 5.750.................      6,777,232         97         0.85       69,868      12.689       297.50     671         96.1
5.751 - 6.000.................      2,506,095         39         0.31       64,259      12.689       298.08     683         92.9
6.001 - 6.250.................      1,553,863         19         0.19       81,782      13.383       296.16     662         96.0
6.251 - 6.500.................      2,284,315         23         0.29       99,318      13.187       298.68     654         96.1
6.501 - 6.750.................        288,158         12         0.04       24,013      12.888       297.32     650         90.9
6.751 - 7.000.................        904,794         18         0.11       50,266      14.087       298.34     651         91.4
7.001 - 7.250.................        203,961          3         0.03       67,987      14.541       297.77     697         96.3
7.251 - 7.500.................        838,126          7         0.10      119,732      14.995       298.02     665         93.3
8.001 - 8.250.................         92,900          1         0.01       92,900      15.750       299.00     658         90.0
9.751 - 10.000................         41,640          1         0.01       41,640      17.000       298.00     696         95.0
                                  ------------    ---------  -----------
     Total...................    $799,999,034     17,311       100.00%
                                  ============    =========  ===========

         As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans was approximately 2.078%.

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

             Credit Limit Utilization Rates for the Mortgage Loans

                                                              Percent of              Weighted    Weighted    Weighted   Weighted
                                     Aggregate                Aggregate    Average    Average     Average     Average    Average
                                     Principal     Number of  Principal    Current    Gross       Remaining   Credit     Combined
         Range of Credit              Balance      Mortgage     Balance    Principal  Mortgage    Term        Bureau    Loan-to-
   Limit Utilization Rates (%)      Outstanding    Loans    Outstanding    Balance    Rate       (months)   Risk Score  Value Ratio
------------------------------       ---------    ---------- ---------   ---------- ----------  ----------  ----------  ----------
  0.01 - 10.00................     $2,460,269        560         0.31%     $ 4,393    7.785%      294.52        721         76.6%
10.01 - 20.00.................      6,774,757        656         0.85       10,327    7.701       296.02        724         74.1
20.01 - 30.00.................      9,634,063        604         1.20       15,950    7.753       297.06        716         77.1
30.01 - 40.00.................     12,966,687        625         1.62       20,747    7.871       297.15        714         76.6
40.01 - 50.00.................     21,711,502        730         2.71       29,742    7.640       297.33        711         75.5
50.01 - 60.00.................     23,610,690        673         2.95       35,083    7.775       298.43        702         77.5
60.01 - 70.00.................     26,249,450        729         3.28       36,007    7.754       298.04        708         79.6
70.01 - 80.00.................     31,407,778        745         3.93       42,158    7.805       297.87        704         78.6
80.01 - 90.00.................     38,615,942        807         4.83       47,851    7.757       296.61        706         79.0
90.01 - 100.00................    626,422,146     11,179        78.30       56,036    9.240       297.84        704         88.8
Greater than 100.00...........        145,750          3         0.02       48,583    9.471       282.43        756         98.0
                                  ------------    ---------  -----------
     Total...................    $799,999,034     17,311       100.00%
                                  ============    =========  ===========

         As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans was approximately 81.18%.

                   Maximum Loan Rates for the Mortgage Loans

                                                                Percent of               Weighted   Weighted    Weighted  Weighted
                                     Aggregate                  Aggregate      Average   Average    Average     Average   Average
                                     Principal     Number of    Principal      Current    Gross     Remaining   Credit    Combined
                                      Balance      Mortgage      Balance      Principal  Mortgage   Term        Bureau    Loan-to-
     Maximum Loan Rates (%)         Outstanding    Loans       Outstanding     Balance    Rate     (months)   Risk Score Value Ratio
----------------------------------  ----------    --------   ----------    ----------  ----------   ---------  ----------  ---------
11.949........................     $1,350,519          5         0.17%    $  270,104       7.694%    294.41      744         83.0%
12.000........................          6,000          1         0.00          6,000      10.125     212.00      750         90.0
15.000........................         10,000          1         0.00         10,000       8.250     224.00      754         59.0
16.000........................     22,476,693        693         2.81         32,434       8.350     301.00      699         85.0
17.000........................     75,249,784      1,883         9.41         39,963       9.134     297.32      705         85.8
18.000........................    700,837,236     14,726        87.60         47,592       8.916     297.70      705         86.5
18.500........................         39,032          1         0.00         39,032      13.250     284.00      655        100.0
21.000........................         29,770          1         0.00         29,770      13.630     237.00      625         89.5
                                  ------------    ---------  -----------
     Total...................    $799,999,034     17,311       100.00%
                                  ============    =========  ===========

         As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans was approximately 17.840%.

                     Credit Limits for the Mortgage Loans

                                                          Percent of                Weighted    Weighted    Weighted    Weighted
                                 Aggregate                 Aggregate    Average     Average     Average     Average     Average
                                 Principal    Number of    Principal    Current     Gross       Remaining   Credit      Combined
                                  Balance     Mortgage      Balance     Principal   Mortgage    Term        Bureau      Loan-to-
   Range of Credit Limits ($)   Outstanding   Loans     Outstanding     Balance     Rate        (months)   Risk Score   Value Ratio
------------------------------   --------    ---------     ----------    ---------- --------   ----------  ----------  ----------
       0.01 - 10,000.00.......   $ 3,462,470     444         0.43%       $ 7,798       9.170%      296.44      700         85.3%
  10,000.01 - 20,000.00.......    47,387,001   3,567         5.92         13,285       8.615       296.47      704         85.5
  20,000.01 - 30,000.00.......    72,705,379   3,503         9.09         20,755       8.476       297.48      708         87.0
  30,000.01 - 40,000.00.......    57,894,625   2,003         7.24         28,904       8.976       298.54      701         87.6
  40,000.01 - 50,000.00.......    59,761,045   1,729         7.47         34,564       8.793       298.01      703         85.1
  50,000.01 - 60,000.00.......    52,427,179   1,123         6.55         46,685       8.918       297.54      704         89.0
  60,000.01 - 70,000.00.......    52,113,897     918         6.51         56,769       9.180       297.27      705         91.1
  70,000.01 - 80,000.00.......    44,160,371     732         5.52         60,328       9.138       296.26      702         88.6
  80,000.01 - 90,000.00.......    32,703,668     457         4.09         71,562       9.137       296.34      705         90.7
  90,000.01 - 100,000.00......    49,164,581     732         6.15         67,165       8.809       296.90      700         83.8
 100,000.01 - 125,000.00......    53,669,869     563         6.71         95,328       9.451       298.22      705         90.6
 125,000.01 - 150,000.00......    57,578,551     506         7.20        113,792       9.188       298.87      699         86.7
 150,000.01 - 175,000.00......    32,463,976     236         4.06        137,559       8.958       298.92      713         87.0
 175,000.01 - 200,000.00......    49,751,340     330         6.22        150,762       9.158       298.52      708         85.7
 200,000.01 - 225,000.00......    10,623,795      58         1.33        183,169       8.925       296.09      706         89.0
 225,000.01 - 250,000.00......    19,675,115     112         2.46        175,671       8.304       298.49      719         82.7
 250,000.01 - 275,000.00......     8,877,230      43         1.11        206,447       9.465       298.65      703         88.7
 275,000.01 - 300,000.00......     9,371,870      46         1.17        203,736       9.227       297.92      698         82.6
 300,000.01 - 325,000.00......     5,325,888      25         0.67        213,036       8.971       298.21      700         89.0
 325,000.01 - 350,000.00......     7,698,301      27         0.96        285,122       9.726       298.32      699         84.7
 350,000.01 - 375,000.00......     4,060,245      14         0.51        290,017       7.510       298.54      719         84.8
 375,000.01 - 400,000.00......     5,568,690      19         0.70        293,089       9.642       298.19      695         87.5
 400,000.01 - 425,000.00......     3,177,071       9         0.40        353,008       9.178       300.45      687         83.7
 425,000.01 - 450,000.00......     2,579,408       8         0.32        322,426       8.327       298.85      723         87.9
 450,000.01 - 475,000.00......     1,984,534       8         0.25        248,067       9.451       298.47      679         92.2
 475,000.01 - 500,000.00......     9,805,393      30         1.23        326,846       8.738       298.22      724         77.2
 500,000.01 - 525,000.00......       920,625       2         0.12        460,313       7.725       297.65      711         83.6
 525,000.01 - 550,000.00......     2,911,173       6         0.36        485,196       8.918       298.68      703         83.8
 550,000.01 - 575,000.00......     1,436,266       3         0.18        478,755       8.901       298.41      694         84.5
 575,000.01 - 600,000.00......     2,659,286       8         0.33        332,411       7.584       296.66      734         77.7
 600,000.01 - 625,000.00......     1,715,000       3         0.21        571,667      10.300       296.08      699         94.6
 625,000.01 - 650,000.00......     2,313,216       5         0.29        462,643      10.411       299.39      731         91.3
 650,000.01 - 675,000.00......     2,482,000       4         0.31        620,500       8.054       299.47      694         91.8
 675,000.01 - 700,000.00......        63,367       1         0.01         63,367       3.990       300.00      673         89.5
 700,000.01 - 725,000.00......     1,468,898       3         0.18        489,633      10.208       299.10      710         84.9
 725,000.01 - 750,000.00......       736,000       1         0.09        736,000      11.130       299.00      701         90.0
 750,000.01 - 775,000.00......     1,103,469       2         0.14        551,735      10.290       298.63      674         86.3
 775,000.01 - 800,000.00......     2,461,978       4         0.31        615,494       8.643       298.91      712         78.0
 825,000.01 - 850,000.00......       500,000       1         0.06        500,000       8.875       300.00      689         63.0
 850,000.01 - 875,000.00......       865,000       1         0.11        865,000       3.990       299.00      694         68.1
 900,000.01 - 925,000.00......       925,000       1         0.12        925,000      11.380       298.00      650         78.9
 925,000.01 - 950,000.00......       930,000       1         0.12        930,000       7.250       300.00      704         87.6
 975,000.01 - 1,000,000.00....     4,956,828       7         0.62        708,118       7.847       296.44      707         70.5
  Greater than 1,000,000.00...    17,559,435      16         2.19      1,097,465       7.489       297.53      715         62.3
                                ------------  ---------  -----------
     Total...................   $799,999,034  17,311       100.00%
                                ============  =========  ===========

         As of the Cut-off Date, the average credit limit of the cut-off mortgage loans was approximately $58,635.

                     Lien Priority for the Mortgage Loans

                                                       Percent of                 Weighted    Weighted    Weighted    Weighted
                             Aggregate                  Aggregate      Average    Average     Average     Average     Average
                             Principal     Number of    Principal      Current    Gross       Remaining   Credit      Combined
                              Balance      Mortgage      Balance      Principal   Mortgage    Term        Bureau      Loan-to-Value
          Lien Priority     Outstanding      Loans     Outstanding     Balance    Rate        (months)    Risk Score  Ratio
---------------------------  ----------    ----------    ----------   ---------- ----------  ----------  ----------  ----------
Second Liens............... $799,999,034     17,311       100.00%    $   46,213    8.919%      297.74      705         86.4%
                            ------------    ---------  -----------
     Total..................$799,999,034     17,311       100.00%
                            ============    =========  ===========


                   Delinquency Status for the Mortgage Loans

                                                        Percent of                 Weighted    Weighted    Weighted    Weighted
                              Aggregate                  Aggregate      Average     Average     Average     Average     Average
                              Principal     Number of    Principal      Current     Gross       Remaining    Credit     Combined
                              Balance       Mortgage      Balance      Principal    Mortgage    Term         Bureau   Loan-to-Value
       Delinquency Status     Outstanding      Loans     Outstanding    Balance     Rate       (months)    Risk Score    Ratio
---------------------------    ----------   ----------   ----------   ----------  ----------   ----------  ----------  ----------
Current....................   $799,999,034     17,311       100.00%    $ 46,213    8.919%        297.74      705         86.4%
                              ------------    ---------  -----------
     Total.................   $799,999,034     17,311       100.00%
                              ============    =========  ===========


                    Origination Year for the Mortgage Loans

                                                         Percent of                 Weighted    Weighted  Weighted     Weighted
                               Aggregate                 Aggregate      Average     Average     Average    Average     Average
                               Principal    Number of    Principal      Current      Gross      Remaining  Credit      Combined
                               Balance       Mortgage    Balance       Principal    Mortgage    Term       Bureau    Loan-to-Value
        Origination Year       Outstanding      Loans    Outstanding     Balance      Rate      (months)  Risk Score     Ratio
------------------------------  -----------   ----------  -----------  ----------------------- ---------  ------------  --------
1997..........................     $16,996          2         0.00%    $ 8,498       7.500%      196.29      743         68.2%
1998..........................     140,597         11         0.02      12,782       8.411       206.58      737         92.0
1999..........................     309,575         25         0.04      12,383       9.310       221.56      729         82.4
2000..........................   1,259,810         59         0.16      21,353       9.821       227.88      707         85.7
2001..........................     191,752          8         0.02      23,969       8.763       244.12      722         93.8
2002..........................     865,187         35         0.11      24,720       8.353       257.23      728         87.4
2003..........................   3,272,312        165         0.41      19,832       8.339       268.89      734         85.8
2004..........................  20,159,106        534         2.52      37,751      10.039       282.74      709         89.6
2005.......................... 429,407,386      9,656        53.68      44,471       9.331       296.75      705         86.4
2006.......................... 344,376,312      6,816        43.05      50,525       8.344       300.64      704         86.2
                              ------------    ---------  -----------
     Total................... $799,999,034     17,311       100.00%
                              ============    =========  ===========


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



                           Mortgage Loan Statistics

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.




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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWHEQ, INC.


                                                By: /s/ Leon Daniels, Jr.
                                                Name:   Leon Daniels, Jr.
                                                Title:  Vice President



Dated:  March 8, 2006


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